UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2018

Versartis, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Marsh Rd Menlo Park, California 94025
(Address of principal executive offices, including zip code)

(650) 963-8580

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 3, 2018, Versartis, Inc. (“Versartis” or the “Company”), a Delaware corporation, Velo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) and Aravive Biologics, Inc., a privately-held pharmaceutical Delaware corporation focused on developing new therapies that address major unmet clinical needs (“Aravive”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Aravive, with Aravive becoming a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each outstanding share of capital stock of Aravive (other than any shares held as treasury stock, that will be cancelled), will be converted into the right to receive the number of shares of the Company’s common stock, par value $0.0001 per share,(the “Company Common Stock”), equal to the exchange ratio described below, (b) each outstanding in-the-money Aravive stock option, whether vested or unvested, that has not previously been exercised prior to the Effective Time will be converted into an option to purchase the Company Common Stock and assumed by the Company and (c) all other outstanding Aravive stock options will be cancelled for no consideration.

Under the exchange ratio formula in the Merger Agreement, as of immediately after the Merger and assuming no adjustments for cash balances of the Company as provided for in the Merger Agreement, the former Aravive securityholders are expected to own approximately 50% of the aggregate number of shares of the Company Common Stock issued and outstanding (including shares issuable upon the settlement of restricted stock units and the exercise of options, other than certain out-of-the-money options) following the consummation of the Merger (the “Post-Closing Shares”), and the securityholders of the Company (excluding the holders of certain out-of-the-money options) as of immediately prior to the Merger are expected to own approximately 50% of the aggregate number of Post-Closing Shares. This exchange ratio will be fixed prior to closing to reflect the Company’s and Aravive’s capitalization as of immediately prior to such time.

Immediately following the Merger, the name of the Company will be changed from “Versartis, Inc.” to “Aravive, Inc.” At the Effective Time, the Merger Agreement contemplates that the Board of Directors of the Company will consist of seven members, three of whom will be directors designated by the Company, three of whom will be directors designated by Aravive and one of whom will be an independent director mutually agreed by the companies. Immediately after the Effective Time, Jay P. Shepard, President and Chief Executive Officer of the Company, will be President and Chief Executive Officer of the combined company, Srinivas Akkaraju, Chairman of the Board of the Company, will be Chairman of the Board of the combined company, and Raymond Tabibiazar, Executive Chairman of Aravive, will be a member of the combined company’s board of directors.

The Merger Agreement contains customary representations, warranties and covenants made by the Company and Aravive, including covenants relating to obtaining the requisite approvals of the stockholders of the Company and Aravive, indemnification of directors and officers, and the Company’s and Aravive’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger. Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of the Company and Aravive.

The Merger Agreement contains certain termination rights for both the Company and Aravive, including the right of the Company and Aravive to terminate the Merger Agreement in order to accept a superior proposal. In addition, either the Company or Aravive may terminate the Merger Agreement if the Merger is not consummated on or before November 30, 2018 (the “End Date”), provided that the End Date may be extended by either party for up to 60 days in the event that a request for additional information has been made by any Governmental Body (as defined in the Merger Agreement), or in the event that the SEC has not declared effective the Registration Statement (as defined in the Merger Agreement) by the date which is sixty (60) days prior to the End Date. In connection with the termination of the Merger Agreement under specified circumstances, Aravive may be required to pay to the Company a termination fee of $2.5 million, or the Company may be required to pay to Aravive a termination fee of $2.5 million.

In accordance with the terms of the Merger Agreement, (i) the officers, directors and certain stockholders of the Company have each entered into a support agreement with Aravive (the “Versartis Support Agreements”), and (ii) officers, directors and certain stockholders of Aravive have entered into a support agreement with the Company (the “Aravive Support Agreements,” together with the Versartis Support Agreements, the “Support Agreements”). The Support Agreements place certain restrictions on the transfer of the shares of the Company and Aravive held by the respective signatories thereto and include covenants as to the voting of such shares in favor of approving the transactions contemplated by the Merger Agreement and against any actions that could adversely affect the consummation of the Merger.

The Merger Agreement, form of Versartis Support Agreement and form of Aravive Support Agreement have each been included as an exhibit to this Current Report to provide the Company’s stockholders with information regarding their terms. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the parties in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties contained in these agreements were made as of a specified date; may have been made for the purposes of allocating contractual risk between the parties to such agreements; and may be subject to contractual standards of materiality different from what might be viewed as material to the Company’s stockholders. Accordingly, the representations and warranties in these agreements should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company or any other parties thereto at the time they were made. The information in these agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission, or the SEC. Information concerning the subject matter of the representations and warranties may change after the date of these agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. These agreements should not be read alone, but should instead be read in conjunction with each other and other information regarding the Company.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the form of Aravive Support Agreement and the form of Versartis Support Agreement, which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, and which are incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Versartis, Aravive, the Merger and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Versartis, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the Merger are not satisfied, including the failure to timely or at all obtain stockholder approval for the Merger; uncertainties as to the timing of the consummation of the Merger and the ability of each of Versartis and Aravive to consummate the Merger; risks related to Versartis’s ability to correctly estimate its operating expenses and its expenses associated with the Merger; risks related to the market price of Versartis’s common stock relative to the exchange ratio; the ability of Versartis or Aravive to protect their respective intellectual property rights; competitive responses to the Merger; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; provisions in certificate of incorporation, bylaws and laws of Delaware containing provisions that could delay or discourage a change in control of the Company; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Versartis’s most recent Annual Report on Form 10-K, Versartis’ recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed, each as filed with or furnished to the SEC. Versartis can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, Versartis undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement. In connection with the proposed transaction between Versartis and Aravive, Versartis intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. VERSARTIS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSARTIS, THE MERGER AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Versartis with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Versartis with the SEC by contacting Versartis, Inc., 1020 Marsh Road, Menlo Park, California 94025, Attention: Corporate Secretary or via e-mail using the form available at http://ir.versartis.com/contact-us. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants in the Solicitation

Versartis and Aravive, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about Versartis’s directors and executive officers is included in Versartis’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 6, 2018, and the Form 10-K/A filed with the SEC on April 11, 2018. Additional information regarding these persons and their interests in the Merger will be included in the proxy statement relating to the Merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated June 3, 2018, by and among Versartis, Inc., Aravive Biologics, Inc. and Velo Merger Sub, Inc.

2.2	Form of Support Agreement, by and between Versartis, Inc. and Aravive Biologics, Inc.’s directors, officers and certain stockholders.

2.3	Form of Support Agreement, by and between Aravive Biologics, Inc. and Versartis, Inc.’s directors, officers and certain stockholders.

*	The schedules and exhibits to the merger agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versartis, Inc.

Date: June 4, 2018	/s/ Jay P. Shepard
	Name:	Jay P. Shepard
	Title:	Chief Executive Officer and President
(Duly Authorized Officer)